OneMain Acquisition	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
OneMain Acquisition
OneMain Acquisition

On November 15, 2015, pursuant to a Stock Purchase Agreement, dated March 2, 2015, OMH completed its acquisition of OneMain from Citigroup for $4.5 billion in cash after accounting for certain estimated adjustments at closing. The purchase price for the OneMain Acquisition was based on OMFH's balance sheet as of 11:59 p.m. on October 31, 2015 and all earnings and losses of OMFH generated or incurred, as the case may be, during the period after October 31, 2015 to the closing date of the OneMain Acquisition were for the account of OMH. As a result, the results of OneMain are included in our consolidated results from November 1, 2015. OneMain is a leading consumer finance company in the United States, providing personal loans to primarily middle income households through a national, community based network of over 1,100 branches in 43 states.

In connection with the closing of the OneMain Acquisition, on November 13, 2015, OMH and certain of its subsidiaries (collectively, the “Branch Sellers”) entered into an Asset Preservation Stipulation and Order and agreed to a Proposed Final Judgment (collectively, the “Settlement Agreement”) with the U.S. Department of Justice (the “DOJ”), as well as the state attorneys general for Colorado, Idaho, Pennsylvania, Texas, Virginia, Washington and West Virginia. The Settlement Agreement resolved the inquiries of the DOJ and such attorneys general with respect to the OneMain Acquisition and allowed OMH to proceed with the closing. Pursuant to the Settlement Agreement, OMH agreed to divest 127 branches of SFC subsidiaries across eleven states as a condition for approval of the OneMain Acquisition. The Settlement Agreement requires the Branch Sellers to operate these 127 branches as an ongoing, economically viable and competitive business until sold to the divestiture purchaser. In connection with the Settlement Agreement, the U.S. District of Court for the District of Columbia appointed a third-party monitor to oversee management of the divestiture branches and ensure the Company’s compliance with the terms of the Settlement Agreement.

On November 12, 2015, the Branch Sellers entered into an agreement with Lendmark Financial Services, LLC (“Lendmark”), to sell the branches to Lendmark (the “Lendmark Sale”) for a purchase price equal to the sum of (i) the aggregate unpaid balance as of closing of the purchased loans multiplied by 103%, plus (ii) for each interest-bearing purchased loan, an amount equal to all unpaid interest that has accrued on the unpaid balance at the applicable note rate from the most recent interest payment date through the closing, plus (iii) the sum of all prepaid charges and fees and security deposits of the Branch Sellers to the extent arising under the purchased contracts as reflected on the books and records of the Branch Sellers as of closing, subject to certain limitations if the purchase price would exceed $695 million and Lendmark is unable to obtain financing on certain specified terms. In anticipation of the sale of these branches, Springleaf transferred $608 million of personal loans from held for investment to held for sale on September 30, 2015. At December 31, 2015, the personal loans held for sale totaled approximately $617 million, primarily due to originations, net of charge-offs of personal loans in these branches during the fourth quarter of 2015. These branches represent 6% of the branches and approximately 4% of the personal loans held for investment and held for sale of the combined company as of December 31, 2015.

The closing of the Lendmark Sale is subject to various conditions. There can be no assurance that the Lendmark Sale will close, or if it does, when the closing will occur. In the event that the Branch Sellers have not completed the sale of these branches within 120 days after November 13, 2015, as such time period may be extended pursuant to the Settlement Agreement, the court may appoint a divestiture trustee to conduct the sale of such assets. In this case, the divestiture trustee would have the power to accomplish the divestiture of such assets to an acquirer or acquirers acceptable to the DOJ, and the Branch Sellers would have no right to object to a sale by the divestiture trustee on any ground other than the divestiture trustee’s malfeasance. Accordingly, the asset divesture could occur on terms less favorable to the Branch Sellers than the Lendmark Sale.

As of December 31, 2015, we have incurred approximately $62 million of acquisition-related expenses relating to the OneMain Acquisition and the Lendmark Sale, which we report in acquisition-related transaction and integration expenses, as a component of operating expenses. These expenses include transaction costs, technology termination and certain compensation and benefit related costs.

We financed the purchase price using a combination of available cash, proceeds from the sale of investment securities and existing Springleaf conduit facilities. On November 12, 2015, OMH contributed $1.1 billion to Independence, a newly created, wholly-owned subsidiary of OMH, and on the same date, Springleaf Financial Cash Services, Inc., a wholly-owned subsidiary of SFC, provided Independence with $3.4 billion cash pursuant to the terms of an intercompany, revolving demand note agreement. The note is payable in full on December 31, 2019, and is prepayable in whole or in part at any time without premium or penalty. The interest rate for the UPB is the lender’s cost of funds rate. On November 15, 2015, Independence used the combined proceeds to complete its acquisition of OneMain.

We allocated the purchase price to the net tangible and intangible assets acquired and liabilities assumed, based on their respective estimated fair values as of October 31, 2015. Given the timing of this transaction and complexity of the purchase accounting, our estimate of the fair value adjustment specific to the acquired loans and intangible assets is preliminary. In addition, our determination of the final tax positions with Citigroup is also preliminary. We intend to finalize the accounting for these matters as soon as reasonably possible. Separately, during the measurement period, which may be up to one year from the acquisition date, we may record adjustments to the assets acquired and liabilities assumed with the corresponding offset to goodwill if new information, which existed as of the acquisition date, comes to our attention.

On February 24, 2016, we reached final agreement with Citigroup on certain purchase accounting adjustments. The final adjustment will result in an additional payment by Citigroup of $23 million. We anticipate receiving these proceeds during first quarter of 2016 and reflecting the full amount as an adjustment to goodwill.

The excess of the purchase price over the fair values, which we recorded as goodwill, was determined as follows:

(dollars in millions)	Amounts

Cash consideration	$4,478
Fair value of assets acquired:
Cash and cash equivalents (a)	958
Investment securities	1,294
Personal loans	8,801
Intangibles (b)	555
Other assets (c)	247
Fair value of liabilities assumed:
Long-term debt	(7,725)
Unearned premium, insurance policy and claims reserves (d)	(936)
Other liabilities (e)	(156)
Goodwill (f)	$1,440

(a)	Cash and cash equivalents includes restricted cash and cash equivalents.

(b)	Goodwill and intangibles were recorded at OMFH subsidiary level.

(c)	Other assets consist of deferred tax assets, premises and equipment, and other acquired assets.

(d)	Unearned premium, insurance policy and claims reserves includes $409 million related to unearned premium and claims reserves, which is presented as a contra-asset on the balance sheet.

(e)	Other liabilities consist of accounts payable, accrued expenses, and other assumed liabilities.

Of the $8.8 billion of acquired personal loans included in the table above, $8.1 billion relates to finance receivables determined not to be credit impaired at acquisition. Contractually required principal and interest of these non-credit impaired personal loans was $11.6 billion at the date of acquisition, of which $2.2 billion is not expected to be collected.

The goodwill recognized from the OneMain Acquisition reflects the strategic benefits and opportunities of the combined company previously discussed. All of the goodwill is reported in our Consumer and Insurance segment and $1.4 billion is expected to be deductible for tax purposes. See Note 9 for a reconciliation of the carrying amount of goodwill at the beginning and end of 2015.

In connection with the allocation of the purchase price, we identified the following intangible assets:

(dollars in millions)	Amount	Estimated Useful Life

Trade names	$220	Indefinite
Customer relationships	205	6 years
Value of business acquired (“VOBA”)	105	5-30 years
Licenses	25	Indefinite
Total	$555

Interest income and net loss of OMFH subsequent to the effective closing date of the acquisition of October 31, 2015 were as follows:

(dollars in millions)
Two Months Ended December 31,	2015

Interest income	$252
Net loss	(171)

The following unaudited pro forma information presents the combined results of operations of Springleaf and OneMain as if the OneMain Acquisition had occurred on January 1, 2014. The unaudited pro forma information also reflects adjustments for (i) the financing arrangements; (ii) the 2014 Springleaf real estate loan sales; and (iii) the anticipated sale of certain personal loans classified as finance receivables held for sale in connection with the Lendmark Sale, as if the transactions had been consummated on January 1, 2014. In addition, the pro forma interest income assumes the adjustment of historical finance charges for estimated impacts of accounting for credit impaired loans. The unaudited pro forma information is not necessarily indicative of the operating results that would have been achieved had the OneMain Acquisition occurred on January 1, 2014. In addition, the unaudited pro forma financial information does not purport to project the future operating results of the combined company following the OneMain Acquisition.

The following table presents the unaudited pro forma financial information:

(dollars in millions)
Years Ended December 31,	2015	2014

Interest income	$3,237	$3,124
Net income (loss) attributable to OneMain Holdings, Inc.	(110)	103